Exhibit 10.1

SECOND AMENDMENT

SECOND AMENDMENT dated as of August 19, 2005 (“Amendment”), among Herbalife International, Inc., a Nevada corporation (the “Borrower”), the Guarantors identified as such on the signature pages hereto (collectively, the “Guarantors”), the Lenders identified as such on the signature pages hereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), to that certain Credit Agreement, dated as of December 21, 2004 (as amended by the First Amendment dated as of April 12, 2005, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto from time to time, Morgan Stanley & Co. Incorporated, as Collateral Agent, the joint lead arrangers, bookrunners and other agents identified therein and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Defined Terms.  Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

2.  Amendment.

(a)           Section 6.03 of the Credit Agreement hereby is amended by deleting the word “and” appearing at the end of clause (q) thereof; deleting the period appearing at the end of clause (r) thereof; inserting the phrase “; and” in lieu thereof; and inserting the following new clause (s) immediately following clause (r) appearing in such Section:

(s)           so long as no Default exists or would result therefrom, Investments resulting from the purchase, repurchase, redemption or other acquisition for value of Holdings Senior Notes, to the extent permitted by Section 6.08(b) hereof.

(b)           Section 6.05 of the Credit Agreement hereby is amended by deleting the word “and” appearing at the end of clause (j) thereof; deleting the period appearing at the end of clause (k); inserting the phrase “; and” in lieu thereof; and inserting the following new clause (l) immediately following clause (k) appearing in such Section:

(k)           so long as no Default exists or would result therefrom, the Borrower may pay cash Dividends to its parent company in an aggregate amount not in excess of $55,000,000, and the direct and indirect parent companies of the Borrower (other than Holdings) may pay cash Dividends to their respective parent companies, so long as the proceeds of all such Dividends are used within thirty calendar days to pay other such Dividends and ultimately, directly or indirectly, to purchase or repurchase or redeem not more than $50,000,000 aggregate principal amount of Holdings Senior Notes.

(c)           Section 6.08(b) of the Credit Agreement hereby is amended and restated in its entirety as follows:

(b)           Make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, the Holdings Senior Notes, except, so long as no Default exists or would result therefrom, the purchase or repurchase or redemption of not more than $50,000,000 aggregate principal amount of Holdings Senior Notes;

3.  Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof (the “Effective Date”) when:

(a) the Required Lenders have executed and delivered a counterpart of this Amendment and the Borrower and the Guarantors have delivered duly executed counterparts of this Amendment to the Administrative Agent;

(b) the Loan Parties set forth in the Acknowledgement and Consent attached hereto (the “Consent”) have executed and delivered duly executed counterparts of the Consent;

(c) the Administrative Agent has received payment from the Borrower for any and all fees, costs and expenses (including those of legal counsel) relating to the Credit Agreement and this Amendment; and

(d) the Borrower shall have paid to the Administrative Agent, for distribution to the Lenders signatories hereto, in the amount of 0.05% of the Revolving Commitments and the outstanding Term Loans.

4.  Representations and Warranties.  As of the Effective Date, before and after giving effect to this Amendment, each of the Borrower and the other Loan Parties hereby represents and warrants to the Administrative Agent and each Lender that:

(a) the execution, delivery and performance by each Loan Party of this Amendment and the Consent (i) has been duly authorized by all necessary corporate, partnership and limited liability company action, as the case may be, (ii) will not violate any applicable law or regulation or the organizational documents of any Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Required Lenders) which has not been obtained;

(b) the Credit Agreement, as amended by this Amendment and modified by the Consent, is the legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy,

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insolvency, reorganization, moratorium or similar law affecting creditors’ right generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(c)  no Default or Event of Default has occurred or is continuing; and

(d)  the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents (except to the extent such representations and warranties expressly relate to an earlier date) are true and correct in all material respects on and as of the Effective Date after giving effect to this Amendment and the transactions contemplated hereby.

5.  Status of Loan Documents.

(a)  This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly consented to and amended hereby, the terms, provisions and conditions of the Loan Documents and the Liens granted under the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects; and

(b)  No consent, amendment or waiver of any terms or provisions of the Credit Agreement made hereunder shall relieve the Borrower or any other Loan Party from complying with any other term or provision of the Credit Agreement or the other Loan Documents.

6.  Miscellaneous.

(a)  No Waiver, Cumulative Remedies.  No failure or delay or course of dealing on the part of the Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.  The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders would otherwise have.  No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders to any other or further action in any circumstances without notice or demand.

(b)  Ratification and Reaffirmation; Confirmation; Acknowledgment.  Each Guarantor (i) ratifies and reaffirms the Loan Documents to which such Guarantor is a party, (ii) confirms such Guarantor’s agreement to the terms of this Amendment and (iii) acknowledges that such Guarantor has no offsets or defenses to such Guarantor’s obligations under the Loan Documents to which such Guarantor is a party and no claims or counterclaims against the Lenders.

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(c)  Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of legal counsel) incurred up to and on the Effective Date or in connection with the Credit Agreement or this Amendment.

(d)  Headings Descriptive.  The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

(e)  Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f)  Counterparts.  This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  The delivery of a counterpart may be made by facsimile or electronic transmission.

(g)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HERBALIFE INTERNATIONAL, INC.,
a Nevada corporation, as Borrower

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

WH CAPITAL CORPORATION,
a Nevada corporation, as a Guarantor

By:
	Name:	Brett R. Chapman
	Title:	Treasurer

HERBALIFE INTERNATIONAL OF AMERICA, INC.,
a Nevada corporation, as a Guarantor

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE INTERNATIONAL OF EUROPE, INC.,
a California corporation, as a Guarantor

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE INTERNATIONAL COMMUNICATIONS, INC.,
a California corporation, as a Guarantor

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

[Herbalife Second Amendment]

HERBALIFE INTERNATIONAL DISTRIBUTION, INC., a California corporation, as a Guarantor

By:
Name: Richard P. Goudis
Title: Chief Financial Officer

HERBALIFE TAIWAN, INC., a California corporation, as a Guarantor

By:
Name: Richard P. Goudis
Title: Chief Financial Officer

HERBALIFE INTERNATIONAL (THAILAND), LTD., a California corporation, as a Guarantor

By:
Name: Richard P. Goudis
Title: Chief Financial Officer

HERBALIFE INTERNATIONAL DO BRASIL LTDA., a corporation dually organized in Brazil and Delaware, as a Guarantor

By:
Name: Richard P. Goudis
Title: Chief Financial Officer

HERBALIFE LTD., a Cayman Islands exempted company with limited liability, as a Guarantor

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

WH INTERMEDIATE HOLDINGS LTD., a Cayman Islands exempted company with limited liability, as a Guarantor

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HBL LTD., a Cayman Islands exempted company with limited liability, as a Guarantor

By:
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

WH LUXEMBOURG HOLDINGS S.à.R.L., a Luxembourg corporation, as a Guarantor

By:
	Name:	Brian Kane
	Title:	Manager

HLF LUXEMBOURG HOLDINGS S.à R.L., a Luxembourg corporation, as a Guarantor

By:
	Name:	Brian Kane
	Title:	Manager

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.à.R.L., a Luxembourg corporation, as a Guarantor

By:
	Name:	Brian Kane
	Title:	Manager

HERBALIFE INTERNATIONAL OF ISRAEL (1990) LTD., an Israeli corporation, as a Guarantor

By:
	Name:	Brian Kane
	Title:	Manager

HERBALIFE INTERNATIONAL FINLAND OY, a Finnish corporation, as a Guarantor

By:
	Name:	Christophe Thomann
	Title:	Chairman of the Board

HERBALIFE CHINA, LLC, a Delaware limited liability company, as a Guarantor

By:
Name: Brian Kane
Title:Manager

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGMENT AND CONSENT

By signing below, the each of the undersigned (x) ratifies and reaffirms the Loan Documents to which it is a party, (y) confirms its agreement to the terms of this First Amendment and (z) acknowledges that it has no offsets or defenses to its obligations under the Loan Documents to which it is a party and no claims or counterclaims against the Lenders.

HERBALIFE OF JAPAN, K.K.

By:
	Name:	William Rahn
	Title:	Representative Director

HERBALIFE INTERNATIONAL DE MEXICO, S.A. DE C.V.

By:
	Name:	Richard P. Goudis
	Title:	Director

HERABLIFE PRODUCTS DE MEXICO, S.A. DE C.V.

By:
	Name:	Richard P. Goudis
	Title:	Director

HERBALIFE (U.K.) LIMITED

By:
	Name:	Richard P. Goudis
	Title:	Director

HERBALIFE EUROPE LIMITED

By:
	Name:	Richard P. Goudis
	Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG HERBALIFE INTERNATIONAL, INC., THE GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

,
AS A LENDER

By:
Name:
Title: